Exhibit 99.02

November 24, 2009
Peter S. Kraus
Chairman & Chief Executive Officer
AllianceBernstein: Ensuring Stakeholder Success
AXA Investor Day

AllianceBernstein.com
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following:
the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31,
2008 and Form 10-Q for the quarter ended September 30, 2009. Any or all of the forward-looking statements that we make in this presentation, Form 10-K,
Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect our revenues, financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
 ■ Our expectation that the leverage in our business model will increase should our assets under management and revenues continue to grow and our lower expense base remains stable: Unanticipated events and factors, including strategic initiatives, may cause us to expand our expense base, thus limiting the extent to which we benefit from any positive leverage in future periods. Growth in our revenues will depend on the level of our assets under management, which in turn depends on factors such as the actual performance of the capital markets, the performance of our investment products and other factors beyond our control.
Cautions Regarding Forward-Looking Statements

AllianceBernstein.com
✓
✓
✓
✓
✓
■ Top quartile for 3Q09
■ Two out of three concentrated services in top decile
■ Top half of performance for 3Q09 and YTD 09
■ Two of the three in the top quartile of performance for YTD 09
■ US Large Cap Growth in top decile for 3Q09 and top quartile for one-year
■ Top half of performance for 3Q09 and YTD 09
■ 69% of mutual funds were in top 50% of peer groups (asset-weighted)
 for 3Q09
Performance: Strong Investment Returns

Gross Sales
Redemptions
Net Flows
31.6
23.3
25.9
12.4
11.2
11.8
7.2
13.2
8.4
(1.5)
(4.6)
(14.8)
(23.2)
(20.2)
(24.0)
(12.9)
(23.2)
(24.8)
(30.5)
(27.2)
(34.4)
(32.0)
(31.2)
(26.1)
4Q:07
1Q:08
2Q:08
3Q:08
4Q:08
1Q:09
2Q:09
3Q:09

AllianceBernstein.com
In US $ Billions
Net Flows

AllianceBernstein.com
Thematic Investing
Unconstrained Investing
Distressed Credit
Distressed Real Estate
Individual Stock Selection
Investment Themes: Where Alpha Will Come From

In US dollars (millions) except AUM	No savings	All savings made 9/30/08
Average assets under management	$ 462,163	$ 462,163
Adjusted net revenues	$ 2,471	$ 2,471
Operating expenses	$ 2,199	$ 2,199
Adjustments:		
Base compensation	-	(112)
Incentive compensation	-	(28)
Other controllable expenses	-	(85)
Adjusted operating expenses	$ 2,199	$ 1,974
Net income attributable to AB Unitholders	$ 237	$ 456
Operating margin	11.0%	20.1%

AB

AllianceBernstein.com
■ Key firm objective in 2009: create greater operating leverage through significant reductions in headcount and other controllable expenses
■ Retroactive impact of cost savings on the 12 Months Ended September 30, 2009:
Creating Operating Leverage in 2009

AllianceBernstein.com